SEASONS SERIES TRUST
Supplement to the Summary Prospectus Dated July 28, 2011
The following change is effective February 13, 2012:
International Equity Portfolio. In the Portfolio Summary section, under the heading “Investment Adviser,” the portfolio manager disclosure for PineBridge Investments, LLC (“PineBridge”) with respect to Timothy Campion is deleted and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Kate Faraday	2012	Vice President and Portfolio Manager/Trader, Structured Equity
Dated: February 16, 2012